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                                                                  EXHIBIT 10.13




THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") AND THE SECURITIES LAWS OF ANY STATE. THE NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, MADE SUBJECT TO A SECURITY INTEREST, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE 1933 ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO NETLIVE COMMUNICATIONS INC., IS RECEIVED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH 1933 ACT OR SUCH STATE SECURITIES LAWS.



                            CORPAS INVESTMENTS, INC.

                        10.5% Redeemable Promissory Note



CII - Note __                                               $_______________.00

         CORPAS INVESTMENTS, INC., a Florida corporation (the "Company"), for value received, hereby promises to pay to the order of ______________________ (the "Payee"), at _________________________________________, on the "Payment
Date" (as defined below). The principal sum of _______________ THOUSAND ($____,000) DOLLARS (or such lesser principal amount as may then be outstanding), together with all accrued unpaid interest on the unpaid balance at the rate of 10.5% per annum from the date hereof. "Payment Date" shall mean: on the earlier of (i) February 20, 2001, or (ii) ten (10) business days following the completion by the Company of a registered public offering raising for the Company at least $1,000,000 of gross proceeds.

         The Company shall have the right, in its sole discretion, at any time or from time to time, to redeem this Note at an aggregate redemption price equal to one hundred (100%) percent of the principal amount then remaining and in such case interest, if any, due hereunder with respect to periods that the
Note is outstanding shall be paid on the Payment Date. All payments hereunder shall be applied first to interest then to principal.

         If the Company shall fail to make a payment of principal or interest when due; or shall make an assignment for the benefit of creditors, file a petition in bankruptcy be adjudicated insolvent or bankrupt, suffer an order for relief under any federal bankruptcy law, petition or apply to any tribunal for the appointment of a custodian, receiver or any trustee for the Company or any substantial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against the Company, which remains undismissed for a period of thirty (30) days or more; or if the Company, by any act or




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omission shall indicate consent to, approval of or acquiescence in any such petition, application or proceeding or the appointment of, a custodian, receiver or any trustee for all or any substantial part of its properties, or if the Company shall suffer such custodianship, receivership, or trusteeship to continue undischarged for a period of thirty (30) days or more, or the Company violates any term or provision of this Note and same remains uncured for a period of 30 days after written notice thereof by any holder of this Note, then and in any such event (each such event, an "Event of Default"), the outstanding principal amount of this Note, together with all accrued and unpaid interest thereon, shall be and become immediately due and payable.

         This Note is issued pursuant to a Subscription Agreement and Investment Letter, dated as of the date hereof, between the Company and the Payee (the "Subscription Agreement").

         Payments of principal, premium if any I and interest are to be made in lawful money of the United States of America at the principal office of the Company.

1.       Restrictions on Transfer.

         The holder acknowledges that he has been advised by the Company that this Note has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), that the Note is being issued, on the basis of the statutory exemption provided by Section 4(2) of the Securities Act relating to transactions by an issuer not involving any public offering, and that the Company's reliance upon this statutory exemption is based in part upon the representations made by the holder in the holder's Subscription Agreement. The holder acknowledges that he has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules, and regulations thereunder on the transfer of securities. In particular, the holder agrees that no sale, assignment, hypothecation or transfer of the Note shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment, hypothecation, transfer or other disposition, unless (i) the sale, assignment, hypothecation, transfer or other disposition of the Note is registered under the Securities Act, provided, that the Company has no obligation or intention to so register the Note in connection herewith, or (ii) the Note is sold, assigned, hypothecated, transferred or otherwise disposed of in accordance with all the requirements and limitations of Rule 144 under the Securities Act, or such sale, assignment, or transfer is otherwise exempt from registration under the Securities Act.

         All the covenants and agreements made by the holder of this Note and the Company in this Note shall bind their respective successors and assigns.

         No recourse shall be had for the payment of the principal, interest or premium, if any, on this Note or for any claim based hereon or otherwise in any manner in respect hereof, against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor corporation, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty or in any other manner, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.




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         No course of dealing between the Company and the holder hereof shall operate as a waiver of any right of any holder hereof, and no delay on the part of the holder in exercising any right hereunder shall so operate. Any such waiver must be in writing and signed by the holder hereof and the Company.

         This Note may be amended only by a written instrument executed by the Company and the holder hereof.

         All communications provided for herein shall be sent, except as may be otherwise specifically provided, by registered or certified mail: if to the holder of this Note, to the address shown on the books of the Company; and if to the Company, to: Corpas Investments, Inc., 2931 3rd Street, Santa Monica, California 90405, Attention: Chief Executive Officer, or to such other address as the Company may advise the holder of this Note in writing. Notices shall be deemed given three days after it is mailed.

         The provisions of this Note shall in all respects be construed according to, and the rights and liabilities of the parties hereto shall in all respects be governed by, the laws of the State of Delaware. This Note shall be deemed a contract made under the laws of the State of Delaware and the validity of this Note and all rights and liabilities hereunder shall be determined under the laws of said State.

         The headings of the Sections of this Note are inserted for convenience only and shall not be deemed to constitute a part of this Note.

         IN WITNESS WHEREOF, CORPAS INVESTMENTS, INC. has caused this Note to be executed in its corporate name by an appropriate officer of the Company.

Dated: ____________, 2000, effective February 20, 2000.

                                          CORPAS INVESTMENTS, INC.

                                          By:
                                             ----------------------------------
                                          Name:     Ross A. Love
                                          Position: Chief Executive Officer